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                                                                   Exhibit 10.1



                                   T.HQ, INC.

                  AMENDED AND RESTATED 1990 STOCK OPTION PLAN

         1. Purpose of the Plan. The T.HQ, Inc, Amended and Restated 1990 Stock Option Plan (the "Plan") is intended to advance the interests of T.HQ, Inc. (the "Company") by inducing persons of outstanding ability and potential to join and remain with the Company, by encouraging and enabling employees to acquire proprietary interests in the Company, and by providing the participating employees with an additional incentive to promote the success of the Company. This is accomplished by providing for the granting of "Options" (which term as used herein includes both "Incentive Stock Options" and "Nonstatutory Stock Options," as later defined, to qualified employees. In addition, the Plan also provides for the granting of "Nonstatutory Stock Options" to all non-employee Directors of the Company, as consideration for their services and for attending meetings of the Board of Directors.

         2. Administration. The Plan shall be administered by a committee (the "Committee") consisting of at least three (3) Directors chosen by the Board of Directors, each of which is a "disinterested person", as such term is defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Except as herein specifically provided, the interpretation and construction by the Committee of any provision of the Plan or of any Option granted under it shall be final and conclusive. The receipt of Options by Directors, or any members of the Committee, shall not preclude their vote on any matters in connection with the administration or interpretation of the Plan, except as otherwise provided by law.

         3. Shares Subject to the Plan. The stock subject to grant under the Plan shall be shares of the Company's common stock, $.0001 par value (the "Common Stock"), whether authorized but unissued or held in the Company's treasury or shares purchased from shareholders expressly for use under the Plan. The maximum number of shares of Common Stock which may be issued pursuant to Options granted under the Plan shall not exceed six hundred fifty thousand (650,000) shares, subject to adjustment in accordance with the provisions of Section 13 hereof. The Company shall at all times while the Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of a11 outstanding Options granted under the Plan. In the event any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available for Options under this Plan.

         4. Stock Option Agreement. Each Option granted under the Plan shall be authorized by the Committee and shall be evidenced by a Stock Option Agreement which shall be executed by the Company and by the person to whom such Option is granted. The Stock Option Agreement shall specify the number of shares of Common Stock as to which any Option is granted, the period during which the Option is exercisable and the option price per share thereof.

         5. Discretionary Grant Participation. The class of persons which shall be eligible to receive discretionary grants of Options under the Plan shall be all key employees (including officers) of either the Company or any subsidiary corporation of the Company. Such persons shall be entitled to receive (i) Incentive Stock Options, as described in Section 7 hereafter and
(ii) Nonstatutory Stock Options, as described in Section 8 hereafter. The Committee, in its sole discretion, but subject to the provisions of the Plan, shall determine the employees of the Company or its subsidiary corporations to whom Options shall be granted and the number of shares to be covered by each Option taking into account the nature of the employment or services rendered by the individuals being considered, their annual compensation, their present and potential contributions to the success of the Company and such other factors as the Committee may deem relevant.

         6.      Non-Employee Director Participation.

         (a) As of April 6, 1995 each non-employee Director then serving in such capacity will be automatically granted, without further action by the Committee, an option to purchase shares of the Company's Common

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Stock.  Thereafter, on the date any person first becomes a non-employee
Director, such person shall automatically be granted, without further action by the Committee, an option to purchase 25,000 shares of the Company's Common Stock.

         (b) On January 1st of each year up to and including January 1, 1995, non-employee Directors of the Company then serving in such capacity, shall each be granted an Option to purchase 25,000 shares of the Company''s Common Stock. Commencing on January 1, 1996, and on each January 1st, April 1st, July 1st and October 1st thereafter during the term of the Plan, non-employee Directors of the Company then serving in such capacity, shall each be granted an Option to purchase 2,500 shares of the Company''s Common Stock.

         (c) The option price of the shares subject to the Options set forth in Sections 6(a) and 6(b) hereof shall be the fair market value (as defined in Section 7(f) hereafter) of the Company's Common Stock on the date such Options are granted. All of such Options shall be Nonstatutory Stock Options, as described in Section 8 hereafter. The Options granted pursuant to this Section 6 shall vest entirely on the date they are granted and shall be exercisable for a period of ten (10) years.

         7. Incentive Stock Options. The Committee may grant Options under the Plan which are intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986 (the "Code") (such an Option referred to herein as an "Incentive Stock Option"), and which are subject to the following terms and conditions and any other terms and conditions as may at any time be required by Section 422 of the Code:

         (a) No Incentive Stock Option shall be granted to individuals other than key employees of the Company or of a subsidiary corporation of the Company.

         (b) Each Incentive Stock Option under the Plan must be granted prior to May 14, 2000, which is within ten (10) years from the date the Plan was adopted by the Board of Directors.

         (c) The option price of the shares subject to any Incentive Stock Option shall not be less than the fair market value of the Common Stock at the time such Incentive Stock Option is granted; provided, however, if an Incentive Stock Option is granted to an individual who owns, at the time the Incentive Stock Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a subsidiary corporation of the Company, the option price of the shares subject to the Incentive Stock Option shall be at least one hundred ten percent (110%) of the fair market value of the Common Stock at the time the Incentive Stock Option is granted.


         (d) No Incentive Stock Option granted under the Plan shall be exercisable after the expiration of ten (10) years from the date of its grant. However, if an Incentive Stock Option is granted to an individual who owns, at the time the Incentive Stock Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a subsidiary corporation, of the Company, such Incentive Stock Option shall not be exercisable after the expiration of five (5) years from the date of its grant. Every Incentive Stock Option granted under the Plan shall be subject to earlier termination as expressly provided in Section 11 hereof.


         (e) For purposes of determining stock ownership under this Section 7, the attribution rules of Section 425(d) of the Code shall apply.

         (f) For purposes of the Plan, fair market value shall be determined by the Committee and, if the Common Stock is listed on a national securities exchange or traded on the Over-the-Counter market, the fair market value shall be the closing price of the Common Stock on such exchange, or on the Over-the-Counter market as reported by the National Quotation Bureau, Incorporated, as the case may be, on the day on which the Option is granted or on the day on which a determination of fair market value is required under the Plan, or, if there is no trading or closing price on that day, the closing price on the most recent day preceding the day for which such prices are available.





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         8.      Nonstatutory Stock Options.  The Committee may grant Options under the Plan which are not intended to meet the requirements of Section 422 of the Code, as we11 as Options which are intended to meet the requirements of
Section 422 of the Code but the terms of which provide that they will not be treated as Incentive Stock Options (referred to herein as a "Nonstatutory Stock Option"). Nonstatutory Stock Options which are not intended to meet these requirements shall be subject to the following terms and conditions:

         (a) A Nonstatutory Stock Option may be granted to any person eligible to receive an Option under the Plan pursuant to Section 5 hereof, except that no such Option may be granted to any person who owns stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Company or its parent or subsidiary corporation.

         (b) Persons eligible to receive Nonstatutory Stock Options pursuant to Section 6 hereof are granted Options automatically under the Plan, without any determination by the Committee.

         (c) Subject to the price provisions of Section 6 hereof, the option price of the shares subject to a Nonstatutory Stock Option shall be determined by the Committee, in its absolute discretion, at the time of the grant of the Nonstatutory Stock Option; provided, however, that such option price shall not be less than 85% of the fair market value of the Common Stock at the time the Nonstatutory Stock Option is granted.

         (d) Subject to the provisions of Section 6 hereof, a Nonstatutory Stock Option granted under the Plan may be of such duration as shall be determined by the Committee (not to exceed 10 years), and shall be subject to earlier termination as expressly provided in Section 11 hereof.

         9. Rights of Option Holders. The holder of any Option granted under the Plan shall have none of the rights of a shareholder with respect to the shares covered by his Option until such shares shall be issued to him upon the exercise of his Option.

         10. Transferability. No Option granted under the Plan shall be transferable by the individual to whom it was granted otherwise than by Will or the laws of decent and distribution, and, during the lifetime of such individual, shall not be exercisable by any other person, but only by him.

         11.     Termination of Employment or Death.

         (a) If the employment of an employee by, or the services of a non-employee Director, for the Company or a subsidiary corporation of the Company shall be terminated voluntarily by the employee or the non-employee Director, or for cause, then his Options shall expire after thirty (30) days from the date of termination. Except as provided in subsections (b) and (c) of this Section 11, if such employment or services shall, terminate for any other reason, then such Options may be exercised at any time within three (3) months after such termination, subject to the provisions of subparagraph (d) of this
Section 11. For purposes of the Plan, the retirement of an individual either pursuant to a pension or retirement plan adopted by the Company or at the normal retirement date prescribed from time to time by the Company shall be deemed to be termination of such individual's employment other than voluntarily or for cause. For purposes of this subparagraph, an employee who leaves the employ of the Company to become an employee of a subsidiary corporation of the Company or a corporation (or subsidiary or parent corporation of the corporation) which has assumed the Option of the Company as a result of a corporate reorganization, etc., shall not be considered to have terminated his employment.. For purposes of this Plan, ""Cause"" shall mean termination for commission of an act of dishonesty, theft, fraud, embezzlement, falsification of books and records, continued or prolonged intoxication, both alcohol and drug related, and conviction of a felony or a crime involving moral turpitude or securities laws, and in any event, the determination of the Committee with respect thereto shall be final and conclusive.

         (b) If the holder of any Options under the Plan dies (i) while employed by, or while serving as a non-employee Director, for the Company or subsidiary corporation of the Company, or (ii) within three (3) months after the termination of his employment or services other than voluntarily by the employee or non-employee Director or for





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Cause, or (iii) within thirty (30) days of voluntary termination by the employee or non-employee Director, or for Cause, then such Options may, subject to the provisions of subparagraph (d) of this Section 11, be exercised by the estate of the employee or non-employee Director or by a person who acquired the right to exercise such Options by bequest or inheritance or by reason of the death of such employee or non-employee Director at any time within one (1) year after such death.

         (c) If the holder of any Options under the Plan ceases employment because of permanent and total disability (within the meaning of Section 22(e)
(3) of the Code) while employed by, or while serving as a non-employee Director for, the Company or a subsidiary corporation of the Company, then such Options may, subject to the provision of subparagraph (d) of this Section 11, be exercised at any time within one (1) year

         (d) An Option may not be exercised pursuant to this Section 11 except to the extent that the holder was entitled to exercise the Option at the time of termination of employment, termination of Directorship, or death, and in any event may not be exercised after the expiration of the Option.

         (e) For purposes of this Section 11, the employment relationship of an employee of the Company or of a subsidiary corporation of the Company will be treated as continuing intact while he is on military or sick leave or other bona fide leave of absence (such as temporary employment by the Government) if such leave does not exceed ninety (90) days, or, if longer, so long as his right to reemployment is guaranteed either by status or by contract.

         12.     Exercise of Options.

         (a) Unless otherwise provided in the Stock Option Agreement, any Option granted under the Plan shall be exercisable in whole at any time, or in part from time to time, prior to expiration. The Committee, in its absolute discretion, may provide in any Stock Option Agreement that the exercise of any Option granted under the Plan shall be subject (i) to such condition or conditions as it may impose, including but not limited to, a condition that the holder thereof remain in the employ or service of the Company or a subsidiary corporation of the Company for such period or periods of time from the date of grant of the Option, as the Committee, in its absolute discretion, shall determine; and (ii) to such limitations as it may impose, including, but not limited to, a limitation that the aggregate fair market value of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under a11 plans of the Company and its parent and subsidiary corporations) shall not exceed One Hundred Thousand Dollars ($100,000). In addition, in the event that under any Stock Option Agreement the aggregate fair market value of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) exceeds One Hundred Thousand Dollars ($100,000), the Committee may, when shares are transferred upon exercise of such Options, designate those shares which shall be treated as transferred upon exercise of an Incentive Stock Option and those shares which shall be treated as transferred upon exercise of a Nonstatutory Stock Option. Notwithstanding the foregoing, to the extent required by applicable laws, rules and regulations, the right to exercise Options granted pursuant to this Plan shall vest at the rate of at least 20% per year from the date of grant.

         (b) An Option granted under the Plan shall be exercised by the delivery by the holder thereof to the Company at its principal office (attention of the Secretary) of written notice of the number of shares with respect to which the Option is being exercised. Such notice shall be accompanied by payment of the full option price of such shares, and payment of such option price shall be made by the holder's delivery of his check payable to the order of the Company; provided, however, that notwithstanding the foregoing provisions of this Section 12 or any other terms, provisions or conditions of the Plan, at the written request of the optionee and upon approval by the Board of Directors or the Committee, shares acquired pursuant to the exercise of any Option may be paid for in full at the time of exercise by the surrender of shares of Common Stock of the Company held by or for the account of the optionee at the time of exercise to the extent permitted by subsection (c) (5) of Section 422 of the Code and, with respect to any person who is subject to the reporting requirements of Section 16(a) of the Exchange Act, to the extent permitted by Section 16(b) of the Exchange Act and the Rules of the Securities and Exchange Commission, without liability to the Company. In such case, the fair market value of the surrendered shares shall be determined by the Committee as of the date of exercise in the same manner as such value is determined upon the grant of an Incentive Stock Option.





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         13.     Adjustment Upon Change in Capitalization.

         (a) In the event that the outstanding Common Stock is hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, stock dividends or the like, an appropriate adjustment shall be made by the Committee in the aggregate number of shares available under the Plan and in the number of shares and option price per share subject to outstanding Options. If the Company shall be reorganized, consolidated or merged with another corporation, or if all of substantially all of the assets of the Company shall be sold or exchanged, the holder of an Option shall, at the time of issuance of the stock under such a corporate event, be entitled to receive upon the exercise of his Option the same number and kind of shares of stock or the same amount of property, cash or securities as he would have been entitled to receive upon the happening of such corporate event as if he had been, immediately prior to such event, the holder of the number of shares covered by his Option; provided, however, that in such event the Committee shall have the discretionary power to take any action necessary or appropriate to prevent any Incentive Stock Option granted hereunder from being disqualified as an "incentive stock option" under the then existing provisions of the Code or any law amendatory thereof or supplemental thereto.

         (b) Any adjustment in the number of shares shall apply proportionately to only the unexercised portion of the Option granted hereunder. If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares.

         14.     Further Conditions of Exercise.

         (a) Unless prior to the exercise of the Option the shares issuable upon such exercise have been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), the notice of exercise shall be accompanied by a representation or agreement of the individual exercising the Option to the Company to the effect that such shares are being acquired for investment and not with a view to the resale of distribution thereof or such other documentation as may be required by the Company unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with the Securities Act.


         (b) The Company shall not be obligated to deliver any Common Stock until it has been listed on each securities exchange on which the Common Stock may then be listed or until there has been qualification under or compliance with such state or federal laws, rules or regulations as the Company may deem applicable. The Company shall use reasonable efforts to obtain such listing, qualifications and compliance.

         15. Effectiveness of the Plan. The Plan was originally adopted by the Board of Directors on May 15, 1990, The Plan was approved by the affirmative vote of a majority of the outstanding shares of capital stock of the Company present in person or by proxy at a meeting of shareholders of the Company convened for such purpose on July 6, 1990.

         16.     Termination, Modification and Amendment.

         (a) The Plan (but not Options previously granted under the Plan) shall terminate on May 14, 2000, which is within ten (10) years from the date of its adoption by the Board of Directors, or sooner as hereinafter provided, and no Option shall be granted after termination of the Plan.

         (b) The Plan may from time to time be terminated, modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company present in person or by proxy at a meeting of shareholders of the Company convened for such purpose; provided, however, that Section 6 of the Plan may not be amended more than once every six
(6) months, other than to comply with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder.





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         (c)     The Board of Directors may at any time, on or before the
termination date referred to in Section 16 (a) hereof, terminate the Plan, or from time to time make such modifications or amendments to the Plan as it may deem advisable; provided, however, that the Board of Directors shall not, without approval by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company present in person or by proxy at a meeting of shareholders of the Company convened for such purpose, increase (except as provided by Section 13 hereof) the maximum number of shares as to which Incentive Stock Options may be granted, or change the designation of the employees or class of employees eligible to receive Options or make any other change which would prevent any Incentive Stock Option granted hereunder which is intended to be an "incentive stock option" from disqualifying as such under the then existing provisions of the Code or any law amendatory thereof or supplemental thereto.

         (d) No termination, modification or amendment of the Plan, may without the consent of the individual to whom an Option shall have been previously granted, adversely affect the rights conferred by such Option.

         17. Not a Contract of Employment. Nothing contained in the Plan or in any Stock Option Agreement executed pursuant hereto shall be deemed to confer upon any individual to whom an Option is or may be granted hereunder any right to remain in the employ or service of the Company or a subsidiary corporation of the Company.

         18. Use of Proceeds. The proceeds from the sale of shares pursuant to Options granted under the Plan shall constitute general funds of the Company.

         19. Indemnification of Board of Directors or Committee. In addition to such other rights of indemnification as they may have, the members of the Board of Directors or the Committee, as the case may be, shall be indemnified by the Company to the extent permitted under applicable law against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith. Upon the institution of any such action, suit or proceeding, the member or members of the Board of Directors or the Committee, as the case may be, shall notify the Company in writing, giving the Company an opportunity at its own cost to defend the same before such member or members undertake to defend the same on their own behalf.

         20. Definitions. For purposes of the Plan, the terms "parent corporation" and "subsidiary corporation" shall have the same meanings a set forth in Sections 425 (e) and 425 (f) of the Code, respectively, and the masculine shall include the feminine and the neuter as the context requires.

         21. Governing Law. The Plan shall be governed by, and all questions arising hereunder shall be determined in accordance with, the law of the State of New York.

         22. Delivery of Financial Statements. The Company shall deliver to each optionee financial statements of the Company at least annually while such optionee holds an outstanding option.





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